Exhibit 99.1

Riverbed Technology Reports Preliminary First Quarter Fiscal Year 2011 Results

Revenue increases 45% year-over-year

April 12, 2011 – Riverbed Technology, Inc. (Nasdaq: RVBD), the IT performance company, today announced preliminary first quarter fiscal year 2011 (Q1’11) results, exceeding previously announced first quarter expectations.

Revenue for Q1’11 is expected to be in the range of $163 million to $164 million, compared with revenue of $112.4 million in the first quarter of 2010 (Q1’10). Q1’11 GAAP net income is expected to be between $0.07 and $0.08 per diluted share, compared to $0.01 per diluted share in Q1’10. Q1’11 non-GAAP net income is expected to be between $0.19 and $0.20 per diluted share, compared to $0.10 per diluted share in Q1’10.

Jerry M. Kennelly, Riverbed® President and CEO, said, “With a strong start to 2011, Riverbed exceeded revenue and earnings expectations in the first quarter. We executed well, achieving 45% year-over-year revenue growth, and non-GAAP operating profits doubled compared to the first quarter last year. Sales increased on an annual basis across all major geographies as spending on WAN optimization remains a priority. Riverbed provides a platform to understand, optimize and consolidate IT, helping customers around the world build fast and dynamic IT architectures that align with the needs of their organizations. I look forward to discussing our first quarter results and outlook in more detail on our call next Tuesday.”

Q1 2011 Financial Results and Conference Call Information

The anticipated results in this press release are based on management’s preliminary analysis of operations for the quarter ended March 31, 2011. The company will release and discuss its final first quarter results on Tuesday, April 19, 2011, after the close of market. A live webcast of the earnings conference call will be made available at 1:30 p.m. Pacific Time on the Riverbed Investor Relations website at www.riverbed.com/investors. The conference call and webcast will include forward looking information. A replay of the audio webcast will be available for 12 months.

Use of Non-GAAP Financial Information

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying table contain certain non-GAAP financial measures, including non-GAAP net income per share, that we believe are helpful in understanding our past financial performance and future results. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying table titled, “GAAP to Non-GAAP Reconciliation.” Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. Our non-GAAP financial measures include adjustments based on the following items, as well as the related income tax effects, adjustments related to our tax valuation allowance and the interim tax cost of the one-time transfer of intellectual property rights between Riverbed legal entities:

Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP net income. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Acquisition related and other expenses: We incur significant expenses in connection with our acquisitions and also incurred certain other operating expenses, which we would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of transaction costs, costs for transitional employees, other acquired employee related costs, integration related professional services, and adjustments to the fair value of the acquisition related contingent consideration. We believe it is useful for investors to understand the effects of these items on our total operating expenses.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expected revenues and earnings, and statements regarding geographical performance, for the quarter ended March 31, 2011. These forward-looking statements involve risks and uncertainties, including potential discrepancies between management’s preliminary analysis and the final results for the quarter ended March 31, 2011 to be announced on April 19, 2011. These forward-looking statements also involve assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Form 10-K filed with the SEC on February 8, 2011, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

About Riverbed

Riverbed delivers performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization.

Riverbed and any Riverbed product or service name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

INVESTOR RELATIONS CONTACT

Renee Lyall

Riverbed Technology

415-247-6353

renee.lyall@riverbed.com

MEDIA CONTACT

Jin Woo

Riverbed Technology

415-344-6465

jin.woo@riverbed.com

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

(Unaudited)

	Three Months Ended March 31
	2001		2010
	(Anticipated)
	Low end of range	High end of range
GAAP net income per diluted share	$0.07	$0.08	$0.01

Stock-based compensation and related payroll taxes	0.14	0.14	0.10
Amortization on intangibles	0.01	0.01	0.01
Acquisition-related costs			0.03
Income tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.05)

Non-GAAP net income per diluted share	$0.19	$0.20	$0.10